Exhibit 3.2




                                     BYLAWS

                                       OF

                       FNB FINANCIAL SERVICES CORPORATION

                                Table of Contents

                                    ARTICLE I

                                     Offices

Section 1.1    Principal Office
Section 1.2    Registered Office
Section 1.3    Other Offices

                                   ARTICLE II

                            Meetings of Shareholders

Section 2.1    Place of Meetings
Section 2.2    Annual Meetings
Section 2.3    Substitute Annual Meetings
Section 2.4    Special Meetings
Section 2.5    Notice of Meetings
Section 2.6    Electronic Notices to Shareholders
Section 2.7    Waiver of Notice
Section 2.8    Shareholders' List
Section 2.9    Fixing Record Date
Section 2.10   Voting Groups
Section 2.11   Quorum
Section 2.12   Proxies
Section 2.13   Voting of Shares
Section 2.14   Presiding Officer
Section 2.15   Inspectors of Elections

                                   ARTICLE III

                               Board of Directors

Section 3.1    General Powers
Section 3.2    Number and Qualifications
Section 3.3    Nominations
Section 3.4    Election
Section 3.5    Terms of Directors
Section 3.6    Removal
Section 3.7    Vacancies
Section 3.8    Chairman of the Board of Directors
Section 3.9    Compensation

                                   ARTICLE IV

                      Meetings and Committees of Directors

Section 4.1    Regular Meetings
Section 4.2    Special Meetings
Section 4.3    Notice of Meetings
Section 4.4    Waiver of Notice
Section 4.5    Quorum
Section 4.6    Manner of Acting
Section 4.7    Presumption of Assent
Section 4.8    Action Without Meeting
Section 4.9    Committees of the Board of Directors
Section 4.10   Standing Committees; Executive Committee

                                    ARTICLE V

                                    Officers

Section 5.1    Officers of the Corporation
Section 5.2    Appointment and Term
Section 5.3    Compensation of Officers
Section 5.4    Removal
Section 5.5    Resignation
Section 5.6    Bonds
Section 5.7    Chief Executive Officer
Section 5.8    President
Section 5.9    Vice Presidents
Section 5.10   Secretary
Section 5.11   Treasurer
Section 5.12   Assistant Officers

                                   ARTICLE VI

                      Contracts, Loans, Checks and Deposits

Section 6.1    Contracts
Section 6.2    Loans
Section 6.3    Checks and Drafts
Section 6.4    Deposits

                                   ARTICLE VII

                            Shares and Their Transfer

Section 7.1    Certificates for Shares
Section 7.2    Stock Transfer Books; Transfer Agent and Registrar
Section 7.3    Lost Certificates
Section 7.4    Distribution or Share Dividend Record Date
Section 7.5    Holders of Record
Section 7.6    Shares Held by Nominees

                                  ARTICLE VIII

                               General Provisions

Section 8.1    Distributions
Section 8.2    Seal
Section 8.3    Fiscal Year
Section 8.4    Amendments
Section 8.5    Voting of Shares of Another Entity
Section 8.6    Succession Order
Section 8.7    Definitions

                                   ARTICLE IX

                Indemnification of Directors, Officers and Others

Section 9.1    Indemnification Definitions
Section 9.2    Indemnification
Section 9.3    Determination
Section 9.4    Advances for Expenses
Section 9.5    Reliance and Consideration
Section 9.6    Insurance

                                     BYLAWS

                                       OF

                       FNB FINANCIAL SERVICES CORPORATION


                                    ARTICLE I

                                     OFFICES
                                     -------

      Section 1.1.  Principal  Office.  The principal  office of the Corporation
      -----------   -----------------
shall be located at such place as the Board of Directors may fix from time to time.

      Section 1.2.  Registered  Office. The registered office of the Corporation
      -----------   ------------------
required by law to be maintained in the State of North Carolina may be, but need not be, identical with the principal office.

      Section 1.3. Other Offices. The Corporation may have offices at such other
      -----------  -------------
places, either within or without the State of North Carolina, as the Board of Directors may designate or as the affairs of the Corporation may require from time to time.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS
                            ------------------------

      Section 2.1. Place of Meetings. All meetings of shareholders shall be held
      -----------  -----------------
at the principal office of the Corporation, or at such other place, either within or without the State of North Carolina, as shall in each case be (i) fixed by the Chairman of the Board of Directors, the Chief Executive Officer, or the Board of Directors and designated in the notice of the meeting or (ii) agreed upon by a majority of the shareholders entitled to vote at the meeting.

      Section 2.2.  Annual  Meetings.  The annual meeting of shareholders of the
      -----------   ----------------
Corporation, for the purpose of electing directors of the Corporation and for the transaction of such other business as properly may be brought before the meeting, shall be held within one hundred eighty (180) days of the end of the Corporation's fiscal year on any day, except Saturday, Sunday or a legal or banking holiday, as may be determined by the Board of Directors.

      Section 2.3. Substitute Annual Meeting. If the annual meeting shall not be
      -----------  -------------------------
held within the time designated by these Bylaws, a substitute annual meeting may be called in accordance with the provisions of Section 2.4. A meeting so called shall be designated and treated for all purposes as the annual meeting.

      Section 2.4. Special Meetings. Special meetings of the shareholders may be
      -----------  ----------------
called at any time by the Chairman of the Board of Directors, the Chief Executive Officer, or the Board of Directors.

      Section 2.5.  Notice of Meetings.  Written or printed  notice  stating the
      -----------   ------------------
date, time, and place of the meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of any shareholders' meeting, either by personal delivery or by mail, by or at the direction of the Chairman of the Board of Directors, the Chief Executive Officer, or the Board of Directors, to each shareholder entitled to vote at such meeting, provided that such notice must be given to all shareholders with respect to any meeting at which a merger or share exchange is to be considered and in such other instances as required by law. If mailed, such notice shall be deemed to be effective when deposited in the United States mail, correctly addressed to the shareholder at the shareholder's address as it appears on the current record of shareholders of the Corporation, with postage thereon prepaid.

      In the case of a special meeting, the notice of meeting shall include a description of the purpose or purposes for which the meeting is called. In the case of an annual or substitute annual meeting, the notice of meeting need not include a description of the purpose or purposes for which the meeting is called unless such a description is required by the provisions of the North Carolina Business Corporation Act.

      When a meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment and if a new record date is not fixed for the adjourned meeting. If a new record date is fixed for the adjourned meeting (which must be done if the new date is more than 120 days after the date of the original meeting), notice of the adjourned meeting must be given as provided in this Section 2.5 to persons who are shareholders of record as of the new record date.

      Section  2.6.  Electronic  Notices  to  Shareholders.   To  the  extent  a
      ------------   -------------------------------------
shareholder has agreed in a writing delivered to the Corporation and such agreement has not been terminated, a notice from the Corporation in the form of an electronic record sent by electronic means is effective when sent as provided in N.C. Gen. Stat. ss. 66-325. A shareholder may terminate any such agreement at any time on a prospective basis effective upon the Corporation's receipt of written notice of termination or upon such later date as may be specified in such notice of termination. The Corporation shall maintain in its corporate records such shareholder agreements and notices of termination received by the Corporation pursuant to the foregoing.

      Section 2.7.  Waiver of Notice.  Any  shareholder  may waive notice of any
      -----------   ----------------
meeting of shareholders before or after the meeting. The waiver must be in writing, signed by the shareholder, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A shareholder's attendance, in person or by proxy, at a meeting of shareholders (i) waives objection to lack of notice or defective notice of the meeting, unless the shareholder or his or her proxy at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder or his or her proxy objects to considering the matter before it is voted upon.

      Section 2.8. Shareholders' List. Before each meeting of shareholders,  the
      -----------  ------------------
Secretary of the Corporation shall prepare an alphabetical list of the shareholders entitled to notice of such meeting. The list shall be arranged by voting group (and within each voting group by class or series of shares) and show the address of and number of shares held by each shareholder. The list shall be kept on file at the principal office of the Corporation, or at a place identified in the meeting notice in the city where the meeting will be held, for the period beginning two (2) business days after notice of the meeting is given and continuing through the meeting, and shall be available for inspection and copying (subject to N.C. Gen. Stat. ss. 55-16-02(c)) by any shareholder, or his or her agent or attorney (and at the shareholder's expense with respect to copying), at any time during regular business hours. The list shall also be available at the meeting and shall be subject to inspection by any shareholder, his or her agent or attorney, at any time during the meeting or any adjournment thereof.

      Section 2.9.  Fixing Record Date.  The Board of Directors may fix a future
      -----------   ------------------
date as the record date for one (1) or more voting  groups in order to determine
(a) the shareholders entitled to notice of a shareholders' meeting, (b) the shareholders entitled to vote at a shareholders' meeting, (c) the shareholders entitled to take any other action, or (d) the shareholders entitled to receive a distribution. With respect to the foregoing items (a), (b) and (c), such record date may not be more than seventy (70) days before the meeting or action requiring a determination of shareholders. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

      If no record date is fixed by the Board of Directors for the determination of shareholders for the purposes of the foregoing items (a), (b), (c) or (d), the close of business on the day before the first notice of a shareholders' meeting is delivered to shareholders or the date on which the resolution of the Board of Directors authorizing in such distribution is deemed effective under applicable law, as the case may be, shall be the record date for such determination of shareholders.

      Section  2.10.  Voting  Groups.  All shares of one (1) or more  classes or
      -------------   --------------
series that, under the Amended and Restated Articles of Incorporation or the North Carolina Business Corporation Act, are entitled to vote and be counted together collectively on a matter at a meeting of shareholders constitute a voting group. All shares entitled by the Amended and Restated Articles of Incorporation or the North Carolina Business Corporation Act to vote generally on a matter are for that purpose a single voting group. Classes or series of shares shall not be entitled to vote separately by voting group unless expressly authorized by the Amended and Restated Articles of Incorporation or specifically required by the North Carolina Business Corporation Act.

      Section 2.11.  Quorum.  Shares entitled to vote as a separate voting group
      ------------   ------
may take action on a matter at a meeting of the shareholders only if a quorum of those shares exists at such meeting. A majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

      Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

      In the absence of a quorum at the opening of any meeting of shareholders, such meeting may be adjourned from time to time by the vote of a majority of the votes cast on the motion to adjourn; and, subject to the provisions of Section 5 of this Article II, at any adjourned meeting any business may be transacted that might have been transacted at the original meeting if a quorum exists with respect to the matter proposed.

      Section 2.12. Proxies. Shares may be voted either in person or by proxy. A
      ------------  -------
shareholder may appoint one or more proxies to vote or otherwise act for him or her by signing an appointment form, either personally or by his or her attorney-in-fact. A photocopy, telegram, cablegram, facsimile transmission, or equivalent reproduction of a writing appointing one or more proxies, shall be deemed a valid appointment form within the meaning of this Section 2.12. In addition, a shareholder may appoint one or more proxies (i) by an electronic mail message or other form of electronic, wire, or wireless communication that provides a written statement appearing to have been sent by the shareholder, or
(ii)  by  any  kind  of  electronic  or  telephonic  transmission,  even  if not accompanied by written communication, under circumstances or together with information from which the Corporation can reasonably assume that the appointment was made or authorized by the shareholder. An appointment of proxy is valid for eleven (11) months from the date of its execution, unless a different period is expressly provided in the appointment form, and is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is "coupled with an interest" as provided by law.

      Section 2.13.  Voting of Shares.  Subject to the provisions of the Amended
      ------------   ----------------
and Restated Articles of Incorporation, each outstanding share shall be entitled to one (1) vote on each matter voted on at a meeting of shareholders.

      Except in the  election of  directors  as governed  by the  provisions  of
Section 3.4, if a quorum exists, action on a matter by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless a greater vote is required by the North Carolina Business Corporation Act, the Amended and Restated Articles of Incorporation or these Bylaws.

      Absent special circumstances, shares of the Corporation are not entitled to vote if they are owned, directly or indirectly, by a second corporation in which the Corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation; provided that this provision does not limit the power of the Corporation or such second corporation to vote shares held by it in a fiduciary capacity.

      Section 2.14.  Presiding Officer.  The Chairman of the Board shall preside
      ------------   -----------------
at the shareholders'  meetings. In his or her absence, the provisions of Section
8.6 of these Bylaws shall control. The Secretary or, in the absence of the Secretary, any person designated by the Chairman of the Board shall act as secretary of such meetings.

      Section 2.15. Inspectors of Elections. At each meeting of the shareholders
      ------------  -----------------------
the proxies shall be received and be taken in charge, and all questions touching qualifications of voters or the validity of proxies, the presence of a quorum, the acceptance of votes and the results of shareholder votes shall be decided, by voting inspectors who shall act in accordance with applicable law. Such voting inspectors (who may not be nominees for election to office at such meeting) shall be appointed prior to the meeting by the Chairman of the Board.

                                   ARTICLE III

                               BOARD OF DIRECTORS
                               ------------------

      Section 3.1. General Powers. All corporate powers shall be exercised by or
      -----------  --------------
under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

      Section  3.2.  Number and  Qualification.  The number of  directors of the
      ------------   -------------------------
Corporation shall not be less than five (5) nor more than twenty-five (25), with the exact number to be fixed from time to time by the Board of Directors.

      No person shall be elected, re-elected or appointed as a director after attaining seventy (70) years of age. In the event a director attains the age of seventy (70) years during the director's term, such director shall serve until the annual meeting of shareholders next following his or her seventieth (70th) birthday at which time his or her successor shall be elected by the shareholders to serve the remainder of his or her term or to serve a new term, as applicable.

      Section  3.3.  Nominations.  At  any  meeting  of  shareholders  at  which
      ------------   -----------
directors are to be elected, nominations for election to the Board of Directors may be made by the Nominating Committee or the Board of Directors or, subject to the conditions described below, by any holder of shares entitled to be voted at that meeting in the election of directors. To be eligible for consideration at the meeting of shareholders, all nominations, other than those made by the Nominating Committee or the Board of Directors, shall be in writing and must be delivered to Secretary of the Corporation not less than fifty (50) days nor more than ninety (90) days prior to the meeting at which such nominations will be made; provided, however, that if less than sixty (60) days' notice of the meeting is given to the shareholders, such nominations must be delivered to the Secretary of the Corporation not later than the close of business on the tenth
(10th) day following the day on which the notice of meeting was mailed.

      Section 3.4.  Election.  Except as provided in Section 3.7, the  directors
      -----------   --------
shall be elected at the annual meeting of shareholders. Those persons who receive the highest number of votes at a meeting at which a quorum is present shall be deemed to have been elected.

      Section 3.5. Terms of Directors. At all times that the number of directors
      -----------  ------------------
is less than nine (9), each director shall be elected to a term ending as of the next succeeding annual meeting of shareholders or until his or her earlier death, resignation, retirement, removal or disqualification or until his or her successor shall be elected and shall qualify.

      At all times that the total number of directors is nine (9) or more, the directors shall be divided into three (3) classes, as nearly equal as possible in number, to serve for terms of three (3) years (or terms of one (1) or two (2) years as necessary to create classes as nearly equal as possible in number) from the date each such class of directors takes office or until their earlier death, resignation, retirement, removal or disqualification or until their successors shall be elected and shall qualify, and thereafter the successors in each class of directors shall be elected for terms of three (3) years or until their earlier death, resignation, retirement, removal, or disqualification or until their successors shall be elected and shall qualify. In the event of any increase or decrease in the number of directors at a time that the directors are so classified, the additional or eliminated directorships shall be classified or chosen so that all classes of directors shall remain or become as nearly equal as possible in number.

      Notwithstanding the provisions of this Section 3.5, a decrease in the number of directors does not shorten an incumbent director's term. Despite the expiration of a director's term, such director shall continue to serve until a successor shall be elected and qualified or until there is a decrease in the number of directors.

      Section 3.6. Removal. Any director may be removed from office at any time,
      -----------  -------
with or without cause, by a vote of the shareholders if the number of votes cast to remove such director exceeds the number of votes cast not to remove him or her. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him or her. A director may not be removed by the shareholders at a meeting unless the notice of that meeting states that the purpose, or one (1) of the purposes, of the meeting is removal of the director. If any directors are so removed, new directors may be elected at the same meeting.

      Section 3.7.  Vacancies.  Any vacancy occurring in the Board of Directors,
      -----------   ---------
including without limitation a vacancy resulting from an increase in the number of directors or from the failure by the shareholders to elect the full authorized number of directors, may be filled by the shareholders or by the Board of Directors, whichever group shall act first. If the directors remaining in office do not constitute a quorum, the directors may fill the vacancy by the affirmative vote of a majority of the remaining directors or by the sole remaining director. If the vacant office was held by a director elected by voting group, only the remaining director or directors elected by that voting group or the holders of shares of that voting group are entitled to fill the vacancy. The term of a director elected to fill a vacancy expires at the next meeting of shareholders at which directors are elected.

      Section 3.8. Chairman of the Board of Directors. There shall be a Chairman
      -----------  ----------------------------------
of the Board of Directors elected by the directors from their number at any meeting of the Board of Directors and no less frequently than annually. The Chairman shall serve in such position at the pleasure of the Board of Directors and shall preside at all meetings of the Board of Directors and shareholders, appoint the secretary of each meeting of the shareholders, serve as a member of the Executive Committee (if one has been elected by the Board of Directors), and perform such other duties as may be directed by the Board of Directors.

      The directors may also elect one or more Vice Chairman of the Board of Directors who, in the discretion of the Board of Directors, may serve as members of the Executive Committee and who shall perform such other duties as may be directed by the Board of Directors. Each Vice Chairman shall likewise serve in such position at the pleasure of the Board of Directors.

      Section  3.9.  Compensation.  The Board of  Directors  may provide for the
      ------------   ------------
compensation of directors for their services as such and for the payment or reimbursement of any or all expenses incurred by them in connection with such services.

                                   ARTICLE IV

                      MEETINGS AND COMMITTEES OF DIRECTORS

      Section 4.1. Regular Meetings. A regular meeting of the Board of Directors
      -----------  ----------------
shall be held immediately after, and at the same place as, the annual meeting of shareholders. In addition, the Board of Directors may provide, by resolution, the time and place, either within or without the State of North Carolina, for the holding of additional regular meetings, provided that at least one meeting shall be held each quarter.

      Section 4.2. Special Meetings.  Special meetings of the Board of Directors
      -----------  ----------------
may be called by or at the request of the Chairman of the Board, the Chief Executive Officer, or any two (2) of the directors. Such a meeting may be held either within or without the State of North Carolina, as fixed by the person or persons calling the meeting.

      Section  4.3.  Notice  of  Meetings.  Regular  meetings  of the  Board  of
      ------------   --------------------
Directors may be held without notice. The person or persons calling a special meeting of the Board of Directors shall, at least twenty-four (24) hours before the meeting, give or cause to be given notice thereof by any usual means of communication. Such notice need not specify the purpose for which the meeting is called. Any duly convened regular or special meeting may be adjourned by the directors to a later time without further notice.

      Section  4.4.  Waiver of  Notice.  Any  director  may waive  notice of any
      ------------   -----------------
meeting before or after the meeting. The waiver must be in writing, signed by the director entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or for filing with the corporate records. A director's attendance at or participation in a meeting waives any required notice of such meeting unless the director at the beginning of the meeting, or promptly upon arrival, objects to holding the meeting or to transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

      Section  4.5.  Quorum.   Unless  the  Amended  and  Restated  Articles  of
      ------------   ------
Incorporation or these Bylaws provide otherwise, a majority of the number of directors fixed by or pursuant to these Bylaws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

      Section 4.6. Manner of Acting. Except as otherwise provided in the Amended
      -----------  ----------------
and Restated Articles of Incorporation or these Bylaws, including Section 8 of this Article IV, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A director may not vote at the directors' meeting by proxy or otherwise act by proxy at a meeting of the Board of Directors. Directors may participate in meetings of the Board of Directors in the manners and through the media permitted under N.C. Gen. Stat. ss. 55-8-20(b).

      Section 4.7. Presumption of Assent. A director who is present at a meeting
      -----------  ---------------------
of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless
(i) he objects at the beginning of the meeting, or promptly upon his arrival, to holding it or to transacting business at the meeting, or (ii) his dissent or abstention from the action taken is entered in the minutes of the meeting, or
(iii) he files written notice of his dissent or abstention with the presiding officer of the meeting before its adjournment or with the Corporation immediately after the adjournment of the meeting. Such right of dissent or abstention is not available to a director who votes in favor of the action taken.

      Section 4.8.  Action Without  Meeting.  Action required or permitted to be
      -----------   -----------------------
taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board of Directors. The action must be evidenced by one (1) or more written consents signed by each director before or after such action, describing the action taken, and included in the minutes or filed with the corporate records, and shall be effective as provided in N.C. Gen. Stat. ss. 55-8-21. A consent may be in electronic form and delivered by electronic means as permitted in N.C. Gen. Stat. ss. 55-1-50.

      Section 4.9. Committees of the Board of Directors.  The Board of Directors
      -----------  ------------------------------------
shall create the standing committees enumerated below and may create such other committees of the Board of Directors, including an Executive Committee, as it shall consider appropriate. The creation of a committee, other than a standing committee, of the Board of Directors and appointment of members to it must by approved by the greater of (i) a majority of the number of directors in office when the action is taken or (ii) the number of directors required to take action pursuant to Section 4.6. Each committee of the Board of Directors must have two
(2) or more members and, to the extent authorized by law, shall have such duties and authority as may be described in these Bylaws or otherwise specified by the Board of Directors. Each committee member shall serve at the pleasure of the Board of Directors. The provisions in these Bylaws governing meetings, actions without meeting and other requirements of the Board of Directors shall also apply to any committees of the Board of Directors established pursuant to these Bylaws.

     Section 4.10. Standing Committees; Executive Committee.
     ------------  ----------------------------------------

      (a)   The  following   standing   committees   shall  be  constituted  and
            functioning at all times:

      Audit and Compliance Committee. There shall be a standing committee of the
      ------------------------------
Board of Directors to be known as the Audit and Compliance Committee and consisting of not fewer than three (3) directors. The Audit and Compliance Committee shall supervise examination of the assets and the liabilities and the internal audit program of the Corporation and its subsidiaries, cause outside audits to be performed on the financial statements of the Corporation, and shall make periodic reports to the Board of Directors. The composition of the Audit and Compliance Committee shall satisfy all applicable securities laws and all rules of any exchange or market system to which the Corporation is subject. The members of the Audit and Compliance Committee shall select a Chairman of such Committee by a majority vote. Meetings of the Audit and Compliance Committee shall be held at any time on call of the Chairman of the Committee or any two
(2) members of the Committee. A majority of the members of the Audit and Compliance Committee shall constitute a quorum. Action by the Audit and Compliance Committee shall be by a majority vote of the members of the Committee attending or participating in a meeting thereof. The Audit and Compliance Committee shall keep minutes of its meetings and shall report its actions in writing to the next succeeding meeting of the Board of Directors.

      Nominating and Corporate Governance  Committee.  There shall be a standing
      ----------------------------------------------
committee of the Board of Directors to be known as the Nominating and Corporate Governance Committee and consisting of no fewer than four (4) directors. The Nominating and Corporate Governance Committee shall establish corporate governance principles for the Corporation, evaluate qualifications of candidates for nomination for positions on the Board of Directors, nominate new and replacement members of the Board of Directors, and recommend Board Committee composition. The composition of the Nominating and Corporate Governance Committee shall satisfy all applicable securities laws and all rules of any exchange or market systems to which the Corporation is subject. The members of the Nominating and Corporate Governance Committee shall select a Chairman of such Committee by a majority vote. Meetings of the Nominating and Corporate Governance Committee shall be held at any time on call of the Chairman of the Committee or any two (2) members of the Committee. A majority of the members of the Nominating and Corporate Governance Committee shall constitute a quorum. Action by the Nominating and Corporate Governance Committee shall be by a majority vote of the members of the Committee attending or participating in a meeting thereof. The Nominating and Corporate Governance Committee shall keep minutes of its meetings and shall report its actions in writing to the next succeeding meetings of the Board of Directors.

      Compensation  Committee.  There shall be a standing committee of the Board
      -----------------------
of Directors known as the Compensation Committee and consisting of no fewer than four (4) directors. The Compensation Committee shall administer the Corporation's compensation programs, oversee matters involving the compensation of the executive officers of the Corporation and its subsidiaries, and make recommendations to the Board of Directors regarding the adoption of and amendments to employee benefit plans. The composition of the Compensation Governance Committee shall satisfy all applicable securities laws and all rules of any exchange or market systems to which the Corporation is subject. The members of the Committee shall select a Chairman of such Committee by a majority vote. Meetings of the Committee shall be held at any time on call of the Chairman of the Committee or any two (2) members of the Committee. A majority of the members of the Committee shall constitute a quorum. Action by the Committee shall be by a majority vote of the members of the Committee attending or participating in a meeting thereof. The Compensation Committee shall keep minutes of its meetings and shall report its actions in writing to the next succeeding meetings of the Board of Directors.

      (b)   Executive Committee.
            -------------------

      In the event the Board of Directors shall elect an Executive Committee, it shall consist of not fewer than three (3) directors, one (1) of whom shall be the Chairman of the Board of Directors. Except as limited by Section 4.9 or otherwise limited by law, the Executive Committee shall be empowered to act for and on behalf of the Board of Directors in any and all matters in the interim between meetings of the Board of Directors. Within the powers conferred upon it, action by the Executive Committee shall be binding upon the Corporation as if performed by the full Board of Directors. Such actions shall be reported to the Board of Directors for review at its next meeting following such action. The Executive Committee shall meet as often as it considers necessary or advisable. The members of the Executive Committee shall select a Chairman of such Committee by a majority vote. Meetings of the Executive Committee may be held at any time on the call of its Chairman or any two (2) members of the Committee. A majority of the members of the Executive Committee shall constitute a quorum. Action by the Executive Committee shall be by majority vote of the members of the Committee attending or participating in a meeting thereof. The Executive Committee shall keep minutes of its meetings and shall report its actions to the next succeeding meeting of the Board of Directors.

                                    ARTICLE V

                                    OFFICERS
                                    --------

      Section 5.1. Officers of the Corporation. The senior executive officers of
      -----------  ---------------------------
the Corporation shall consist of a Chief Executive Officer, a President, a Chief Financial Officer (who shall be the Treasurer of the Corporation), and a Secretary, each of whom shall have such power and duties as are set forth in these Bylaws and as may be delegated to such officer by the Board of Directors. The offices of Chief Executive Officer and President may be held by one person. The Corporation's other officers may also consist of one or more Vice-Chairmen of the Board, a Controller, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Treasurers, and one or more Assistant Secretaries, and such other titled officers as may be deemed necessary or advisable by the Chief Executive Officer, each of which officers or assistant officers thereto shall have such powers as may be delegated to them by the Chief Executive Officer. Any two (2) or more offices may be held by the same person, but no officer may act in more than one (1) capacity where action of two (2) or more officers is required.

      Section 5.2.  Appointment and Term. The officers of the Corporation  shall
      -----------   --------------------
be appointed by the Board of Directors or by a duly appointed officer authorized by the Board of Directors to appoint one (1) or more officers. Each officer shall hold office until his or her death, resignation, retirement, removal, disqualification, or his or her successor shall have been appointed.

      Section 5.3. Compensation of Officers. The compensation of all officers of
      -----------  ------------------------
the Corporation shall be fixed by or under the authority of the Board of Directors, and no officer shall serve the Corporation in any other capacity and receive compensation therefor unless such additional compensation shall be duly authorized. The appointment of an officer does not itself create contract rights.

      Section 5.4. Removal. Any officer may be removed by the Board of Directors
      -----------  -------
at any time with or without cause; but such removal shall not itself affect the officer's contract rights, if any, with the Corporation except to the extent, if any, specified in any such contract.

      Section  5.5.   Resignation.   An  officer  may  resign  at  any  time  by
      ------------    -----------
communicating his or her resignation to the Corporation, orally or in writing. A resignation is effective when communicated unless it specifies in writing a later effective date. If a resignation is made effective at a later date that is accepted by the Corporation, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date. An officer's resignation does not affect the Corporation's contract rights, if any, with the officer except to the extent, if any, specified in any such contract.

      Section 5.6.  Bonds. The Board of Directors may by resolution  require any
      -----------   -----
officer, agent, or employee of the Corporation to give bond to the Corporation, with sufficient sureties, conditioned on the faithful performance of the duties of his or her respective office or position, and to comply with such other conditions as may from time to time be required by the Board of Directors.

      Section 5.7. Chief Executive Officer. The Chief Executive Officer shall be
      -----------  -----------------------
the principal executive officer of the Corporation and, subject to the control of the Board of Directors and except as the Board of Directors may otherwise determine, shall in general supervise and control all of the business and affairs of the Corporation. He or she shall sign, with the Secretary, an Assistant Secretary, or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed, and in general he or she shall perform all duties incident to the office of the Chief Executive Officer (except as the Board of Directors may otherwise determine) and such other duties as may be prescribed by the Board of Directors from time to time. The Chief Executive Officer shall be entitled to attend all regular and special meetings and meetings of committees of the Board of Directors. If the Chief Executive Officer of the Corporation is also a director of the Corporation, he or she shall serve as a member of the Executive Committee, if one is elected.

      Section 5.8.  President.  In the absence of the Chief Executive Officer or
      -----------   ---------
in the event of his or her death, inability or refusal to act, the President, unless otherwise determined by the Board of Directors, shall perform the duties of the Chief Executive Officer, and when so acting shall have all of the authority and powers of and be subject to all of the restrictions upon the Chief

Executive Officer. The President shall have such other authority and duties as the Board of Directors may determine from time to time.

      Section 5.9.  Vice  Presidents.  In the absence of the President or in the
      -----------   ----------------
event of his or her death, inability or refusal to act, the Vice Presidents (in the order of Executive Vice Presidents, Senior Vice Presidents and Vice Presidents and in each such class of office in order of seniority in such office), unless otherwise determined by the Board of Directors, shall perform the duties of the President, and when so acting shall have all the authority and powers of and be subject to all the restrictions upon the President. Any Vice President (or Assistant Vice President) may sign, with the Secretary, an Assistant Secretary, or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and any other instruments which may be signed by the Chief Executive Officer or the President, and shall perform such other duties as from time to time may be prescribed by the Chief Executive Officer or by the Board of Directors.

      Section 5.10.  Secretary. The Secretary shall: (i) keep the minutes of the
      ------------   ---------
meetings of shareholders, of the Board of Directors, and of all committees of the Board of Directors, in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) maintain and authenticate the records of the Corporation and be custodian of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (iv) sign with the Chief Executive Officer or the President certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (v) maintain or cause to be maintained, and have general charge of, the stock transfer books of the Corporation; (vi) prepare or cause to be prepared shareholder lists prior to each meeting of shareholders as required by law; (vii) attest the signature or certify the incumbency or signature of any officer of the Corporation; and (viii) in general perform all duties incident to the office of secretary, including retention of the Corporation's most recent annual report delivered to the North Carolina Secretary of State under N.C. Gen. Stat. ss. 55-16-22, and such other duties as from time to time may be prescribed by the Chief Executive Officer or by the Board of Directors.

      Section 5.11. Treasurer. The Treasurer shall be, and may be designated as,
      ------------  ---------
the Corporation's Chief Financial Officer, and shall: (i) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such depositories as shall be selected in accordance with the provisions of
Section 6.4; (ii) maintain, or cause to be maintained, appropriate accounting records as required by law; (iii) prepare, or cause to be prepared, annual financial statements of the Corporation that include a balance sheet as of the end of the fiscal year and income and cash flow statement for that year, which statements, or a written notice of their availability, shall be mailed to each shareholder within 120 days after the end of such fiscal year; and (iv) in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be prescribed by the Chief Executive Officer or by the Board of Directors.

      Section  5.12.  Assistant  Officers.  In the  absence of a duly  appointed
      -------------   -------------------
officer of the Corporation, or in the event of his death, inability or refusal to act, any person appointed by the Board of Directors and designated by title as an assistant to that officer, unless otherwise determined by the Board of Directors, may perform the duties of, and when so acting shall have all the powers of and be subject to all the restrictions upon, that officer. Such assistant officers shall perform such other duties as from time to time may be prescribed by the Chief Executive Officer or by the Board of Directors.

                                   ARTICLE VI

                     CONTRACTS, LOANS, CHECKS, AND DEPOSITS
                     --------------------------------------

      Section 6.1.  Contracts.  The Board of Directors may authorize one or more
      -----------   ---------
officers and agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authorization may be general or confined to specific instances. Also, the Board of Directors may limit, condition, restrict or deny such authority to any officer or agent.

      Section  6.2.  Loans.  No  loans  shall be  contracted  on  behalf  of the
      ------------   -----
Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the Board of Directors. Such authority may be general or confined to specific instances.

      Section 6.3. Checks and Drafts.  All checks,  drafts,  or other orders for
      -----------  -----------------
the payment of money, issued in the name of the Corporation, shall be signed by such officer or officers, or agent or agents, of the Corporation and in such manner as shall from time to time be determined by the Board of Directors.

      Section 6.4. Deposits. All funds of the Corporation not otherwise employed
      -----------  --------
shall be deposited from time to time to the credit of the Corporation in such depositories as may be selected by or under the authority of the Board of Directors.

                                   ARTICLE VII

                            SHARES AND THEIR TRANSFER
                            -------------------------

      Section 7.1.  Certificate For Shares. The Board of Directors may authorize
      -----------   ----------------------
the issuance of some or all of the shares of the Corporation's classes or series without issuing certificates to represent such shares. If shares are represented by certificates, the certificates shall be in such form as required by law and as determined by the Board of Directors. Certificates shall be signed, either manually or in facsimile, by the Chief Executive Officer or the President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified and entered into the stock transfer books of the Corporation. When shares are represented by certificates, the Corporation shall issue and deliver, to each shareholder to whom such shares have been issued or transferred, certificates representing the shares owned by him. When shares are not represented by certificates, then within a reasonable time after the issuance or transfer of such shares, the Corporation shall send the shareholder to whom such shares have been issued or transferred a written statement of the information required by law to be on certificates.

      Section 7.2. Stock  Transfer  Books;  Transfer  Agent and  Registrar.  The
      -----------  -------------------------------------------------------
Corporation shall keep or cause to be kept a book or set of books, to be known as the stock transfer books of the Corporation, containing the name of each shareholder of record, together with such shareholder's address and the number and class or series of shares held by him. Transfers of shares of the Corporation shall be made only on the stock transfer books of the Corporation
(i) by the holder of record thereof or by his or her legal representative, who shall provide proper evidence of authority to transfer; (ii) by his or her attorney authorized to effect such transfer by power of attorney duly executed and filed with the Secretary; and (iii) on surrender for cancellation of the certificate for such shares (if the shares are represented by certificates).

      The Board of Directors may direct the Corporation to maintain in North Carolina or elsewhere one or more transfer offices or agencies and also one or more registry offices which offices and agencies may establish rules and regulations for the issue, transfer and registration of stock certificates. No certificates for shares of stock in respect of when a transfer agent and registrar shall have been designated shall be valid unless countersigned by such transfer agent and registered by such registrar.

      Section 7.3.  Lost  Certificates.  The Board of Directors may direct a new
      -----------   ------------------
certificate to be issued in place of any certificate theretofor issued by the Corporation claimed to have been lost or destroyed, upon receipt of an affidavit of such fact from the person claiming the certificate to have been lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors shall require that the owner of such lost or destroyed certificate, or his or her legal representative, give the Corporation a bond in such sum and with such surety or other security as the Board of Directors may direct as indemnity against any claims that may be made against the Corporation with respect to the certificate claimed to have been lost or destroyed, except where the Board of Directors by resolution finds that in the judgment of the Board of Directors the circumstances justify omission of a bond.

      Section 7.4.  Distribution  or Share  Dividend  Record Date.  The Board of
      -----------   ---------------------------------------------
Directors may fix a date as the record date for determining shareholders entitled to a distribution or share dividend. If no record date is fixed by the Board of Directors for such determination, it shall be the date the Board of Directors authorizes the distribution or share dividend.

      Section 7.5.  Holders of Record. Except as otherwise  required by law, the
      -----------   -----------------
Corporation may treat the person in whose name shares stand of record on its books as the absolute owner of such shares and the person exclusively entitled to receive notification and distributions, to vote, and to otherwise exercise the rights, powers, and privileges of ownership of such shares.

      Section 7.6.  Shares Held by Nominees. The  Corporation  shall recognize a
      -----------   -----------------------
beneficial owner of shares registered in the name of the nominee as the owner and shareholder of such shares for certain purposes if the nominee in whose name such shares are registered files with the Secretary a written certificate in a form prescribed by the Corporation, signed by the nominee, indicating the following: (i) the name, address, and taxpayer identification number of the nominee; (ii) the name, address, and taxpayer identification number of the beneficial owner; (iii) the number and class or series of shares registered in the name of the nominee as to which the beneficial owner shall be recognized as the shareholder; and (iv) the purposes for which the beneficial owner shall be recognized as the shareholder.

      The purposes for which the Corporation shall recognize the beneficial owner as the shareholder may include the following: (i) receiving notice of, voting at, and otherwise participating in shareholders' meetings; (ii) executing consents with respect to the shares; (iii) exercising dissenters' rights under the North Carolina Business Corporation Act; (iv) receiving distributions and share dividends with respect to the shares; (v) exercising inspection rights;
(vi)  receiving  reports,  financial  statements,  proxy  statements,  and other communications from the Corporation; (vii) making any demand upon the Corporation required or permitted by law; and (viii) exercising any other rights or receiving any other benefits of a shareholder with respect to the shares.

      The certificate shall be effective ten (10) business days after its receipt by the Corporation and until it is changed by the nominee, unless the certificate specifies a later effective time or an earlier termination date.

      If the certificate affects less than all of the shares registered in the name of the nominee, the Corporation may require the shares affected by the certificate to be registered separately on the books of the Corporation and be represented by a share certificate that bears a conspicuous legend stating that there is a nominee certificate in effect with respect to the shares represented by that share certificate.

                                  ARTICLE VIII

                               GENERAL PROVISIONS
                               ------------------

      Section 8.1.  Distributions.  The Board of Directors may from time to time
      -----------   -------------
authorize, and the Corporation may grant, distributions and share dividends to its shareholders pursuant to the North Carolina Business Corporation Act and subject to the provisions of the Amended and Restated Articles of Incorporation.

      Section 8.2. Seal. The corporate seal of the Corporation  shall consist of
      -----------  ----
two concentric circles between which is the name of the Corporation and in the center of which is inscribed SEAL; and such seal, as impressed or affixed on the margin hereof, is hereby adopted as the corporate seal of the Corporation.

      Section 8.3. Fiscal Year. The fiscal year of the Corporation  shall be the
      -----------  -----------
calendar year beginning January 1st and ending December 31st of each year.

      Section 8.4.  Amendments.  Except as otherwise provided in the Amended and
      -----------   ----------
Restated Articles of Incorporation or by the North Carolina Business Corporation Act, these Bylaws may be amended or repealed and new Bylaws may be adopted by the Board of Directors.

      No Bylaw adopted, amended, or repealed by the shareholders shall be readopted, amended, or repealed by the Board of Directors, unless the Amended and Restated Articles of Incorporation or a Bylaw adopted by the shareholders authorizes the Board of Directors to adopt, amend, or repeal that particular Bylaw or the Bylaws generally.

      Section 8.5. Voting of Shares of Another Entity.  Authority to vote shares
      -----------  ----------------------------------
of another corporation or any subsidiary of the Corporation and to execute proxies, written waivers and consents with regard to the voting of such shares, in each instance in accordance with the resolution or action of the Board of Directors delegating such authority, shall be vested exclusively in the Chairman of the Board or such other officers of the Corporation as shall be expressly named from time to time by the Board of Directors in resolutions adopted or actions taken for that purpose.

      Section 8.6. Succession Order. The succession order to the Chairman of the
      -----------  ----------------
Board for purposes of these Bylaws shall be the Vice-Chairmen of the Board, if any, in the order of seniority of service in such office (in the event of a dispute as to seniority, a majority vote of the directors then present shall establish seniority), the Chief Executive Officer and the President and, if there are no persons holding such offices or if the Board of Directors shall determine to alter such succession order, the person selected to preside by a majority of the directors present or participating in a meeting at which such designation is necessary.

      Section 8.7.  Definitions.  Unless the context otherwise  requires,  terms
      -----------   -----------
used in these Bylaws shall have the meanings assigned to them in the North Carolina Business Corporation Act to the extent defined therein.

                                   ARTICLE IX

                INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

      Section 9.1. Indemnification Definitions. For purposes of this Article IX,
      -----------  ---------------------------
the following definitions shall apply:

      (a) "Corporation" means the Corporation and all "predecessors" thereof and successors thereto.

      (b) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, manager, partner, trustee, employee or agent or another foreign or domestic corporation, limited liability company, partnership, joint venture, trust, employee benefit plan, or other enterprise. A director is considered to be serving an employee benefit plan at the Corporation's request if such director's duties to the Corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

      (c) "Expenses" means expenses of every kind incurred in defending a Proceeding, including, but not limited to legal, accounting, expert and investigatory fees and expenses.

      (d) "Indemnified Officer" shall mean each officer of the Corporation who is also a director of the Corporation and each other officer of the Corporation who is designated by the Board of Directors from time to time as an Indemnified Officer. An Indemnified Officer shall be entitled to indemnification hereunder to the same extent as a Director, including, without limitation, indemnification with respect to service by the Indemnified Officer at the Corporation's request as a director, officer, manager, partner, trustee, employee or agent of another foreign or domestic corporation (whether a business or nonprofit corporation), limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise. "Indemnified Officer" includes, unless the context requires otherwise, the estate or personal representatives of an officer.

      (e) "Liabilities" means any obligation to pay any or all of the following: a judgment, a settlement, a penalty, a fine (including an excise tax assessed with respect to an employee benefit plan) and reasonable expenses, including, but not limited to, attorneys' fees of opposing parties incurred with respect to a Proceeding.

      (f) "Proceeding" means any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, whether formal or informal, and any appeal therein (and any inquiry or investigation that could lead to such a proceeding).

      Section  9.2.  Indemnification.  In  addition  to,  and  not in any way in
      ------------   ---------------
limitation of, all indemnification rights and obligations otherwise provided by law, the Corporation shall indemnify and hold harmless its Directors and Indemnified Officers against all Liabilities and Expenses in any Proceeding (including, without limitation, a Proceeding brought by or on behalf of the
Corporation itself) arising out of their status as Directors or officers, or their service at the Corporation's request as a Director, officer, manager, partner, trustee, employee or agent of another foreign or domestic corporation (whether a business or nonprofit corporation), limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or their activities in any such capacity; provided, however, that the Corporation shall not indemnify a Director or an Indemnified Officer against Liabilities or Expenses that such person may incur on account of activities of such person which at the time taken were known or believed by him or her to be clearly in conflict with the best interests of the Corporation. The Corporation shall also indemnify each Director and Indemnified Officer for his or her reasonable costs, expenses and attorneys' fees incurred in connection with the enforcement of the rights to indemnification granted herein, if it is determined in accordance with
Section 9.3 that the Director or Indemnified Officer is entitled to indemnification hereunder.

      The Board of Directors shall have the authority to adopt such resolutions pertaining to the implementation of this Section 9.2 as it may from time to time determine, and such resolutions shall be given full effect, even though they supplement, amplify or go beyond the provisions of this Section 9.2, provided and to the extent such resolution does not violate any provision of law or the

Corporation's Amended and Restated Articles of Incorporation. This Section 9.2 shall be construed in a manner to fully effect the purpose and intent of the resolution of the Corporation's Board of Directors approving and adopting this provision.

      Section 9.3. Determination. Any indemnification under Section 9.2 shall be
      -----------  -------------
paid by the Corporation in a specific case only after a determination that the Director or Indemnified Officer has met the standard of conduct set forth in
Section 9.2. Such determination shall be made:

      (a) by the Board of Directors by a majority vote of a quorum consisting of directors not at the time parties to the Proceeding;

      (b) if a quorum cannot be obtained under Section 9.3(a), by a majority vote of a committee duly designated by the Board of Directors (in which vote directors who are parties to the Proceeding may participate), consisting solely of two or more directors not at the time parties to the Proceeding;

      (c) by special legal counsel (i) selected by the Board of Directors or a committee thereof in the manner prescribed in Section 9.3(a) or (b); or
      (ii) if a quorum  of the  Board of  Directors  cannot  be  obtained  under
      Section 9.3(a) and a committee cannot be designated under Section 9.3(b), selected by a majority vote of the full Board of Directors (in which selection directors who are parties in the Proceeding may participate); or

      (d) by the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the Proceeding may not be voted on the determination.

The Board of Directors shall take all such action as may be necessary and appropriate to enable the Corporation to pay the indemnification required by this Article IX.

      Section 9.4. Advances for Expenses. The Expenses incurred by a Director or
      -----------  ---------------------
an Indemnified Officer in defending a Proceeding may be paid by the Corporation in advance of the final disposition of such Proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the Director or Indemnified Officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Corporation against such Expenses. Subject to receipt of such undertaking, the Corporation shall make reasonable periodic advances for Expenses pursuant to this Section 9.4, unless the Board of Directors shall determine, in the manner provided in Section 9.3 and based on the facts then known, that indemnification under this Article IX is or will be precluded.

      Section 9.5.  Reliance  and  Consideration.  Any  Director or  Indemnified
      -----------   ----------------------------
Officer who at any time after the adoption of this Article IX serves or has served in any of the aforesaid capacities for or on behalf of the Corporation shall be deemed to be doing or to have done so in reliance upon, and as consideration for, the right of indemnification provided herein. Such right, however, shall not be exclusive of any other rights to which such person may be entitled apart from the provisions of this Article IX. No amendment, modification or repeal of this Article IX shall adversely affect the right of any Director or Indemnified Officer to indemnification hereunder with respect to any activities occurring prior to the time of such amendment, modification or repeal.

      Section  9.6.  Insurance.   The  Corporation  may  purchase  and  maintain
      ------------   ---------
insurance on behalf of its directors, officers, employees and agents and those persons who were or are serving at the request of the Corporation in any capacity with another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article IX or otherwise. Any full or partial payment made by an insurance company under any insurance policy covering any director, officer, employee, agent or other person identified above made to or on behalf of a person entitled to indemnification under this Article IX shall relieve the Corporation of its liability for indemnification provided for in this Article IX or otherwise to the extent of such payment, and no insurer shall have a right of subrogation against the Corporation with respect to such payment.

      Adopted as of the 19th day of May, 2005.


                                                   /s/ Michael W. Shelton
                                                   -----------------------------
                                                   Michael W. Shelton, Secretary